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                                                                                                                       Exhibit 99.12
[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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                                             Class 4-A Available Funds Rate Schedule (1)
                                             -------------------------------------------

   -----------------------------------------------------               -----------------------------------------------------------
                      Available              Available                                       Available                Available
                      Funds Rate             Funds Rate                                     Funds Rate               Funds Rate
    Period               (%)                    (%)                    Period                   (%)                      (%)
    ------               ---                    ---                    ------                   ---                      ---
                         (2)                    (3)                                             (2)                       (3)
       1                6.443                  8.500                     46                    6.947                    10.500
       2                6.228                  8.500                     47                    6.493                    10.500
       3                6.027                  8.500                     48                    6.701                    10.500
       4                6.026                  8.500                     49                    6.460                    11.500
       5                6.226                  8.500                     50                    6.669                    11.500
       6                6.025                  8.500                     51                    6.448                    11.500
       7                6.225                  8.500                     52                    6.442                    11.500
       8                6.024                  8.500                     53                    6.650                    11.500
       9                6.023                  8.500                     54                    6.430                    11.500
      10                6.668                  8.500                     55                    6.638                    11.500
      11                6.022                  8.500                     56                    6.418                    11.500
      12                6.221                  8.500                     57                    6.412                    11.500
      13                6.007                  8.500                     58                    7.092                    11.500
      14                6.206                  8.500                     59                    6.400                    11.500
      15                6.006                  8.500                     60                    6.607                    11.500
      16                6.005                  8.500                     61                    6.388                    12.000
      17                6.205                  8.500                     62                    6.594                    12.000
      18                6.004                  8.500                     63                    6.376                    12.000
      19                6.205                  8.500                     64                    6.370                    12.000
      20                6.005                  8.500                     65                    6.576                    12.000
      21                6.005                  8.500                     66                    6.358                    12.000
      22                6.671                  8.500                     67                    6.564                    12.000
      23                6.098                  8.500                     68                    6.346                    12.000
      24                6.334                  8.500                     69                    6.340                    12.000
      25                6.115                  9.500                     70                    7.013                    12.000
      26                6.317                  9.500                     71                    6.328                    12.000
      27                6.111                  9.500                     72                    6.533                    12.000
      28                6.107                  9.500                     73                    6.316                    12.000
      29                6.299                  9.500                     74                    6.521                    12.000
      30                6.087                  9.500                     75                    6.304                    12.000
      31                6.281                  9.500                     76                    6.298                    12.000
      32                6.078                  9.500                   ------------------------------------------------------------
      33                6.094                  9.500
      34                6.744                  9.500
      35                6.095                  9.500
      36                6.790                  9.500
      37                6.550                  10.500
      38                6.763                  10.500
      39                6.539                  10.500
      40                6.533                  10.500
      41                6.745                  10.500
      42                6.522                  10.500
      43                6.733                  10.500
      44                6.510                  10.500
      45                6.505                  10.500
   -----------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.10%, 6-Month LIBOR stays at 1.52%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing
Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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